                               Exhibit a.(10)(e)

MINNESOTA LIFE                                  SUPPLEMENT TO APPLICATION PART 1
                                                        VARIABLE ADJUSTABLE LIFE

---------------------------------------------------------------------------------------------------------------------
Minnesota Life Insurance Company . Individual Policy Issues . 400 Robert Street North . St.Paul, Minnesota 55101-2098
---------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Policyowners Name (Please Print)
ALLOCATIONS TO SUB-ACCOUNTS AND GUARANTEED PRINCIPAL ACCOUNT

[ ] Allocate Net Premiums as indicated in Column A.

[ ] Allocate Single Non-Repeating Premium as indicated in Column B
    (Note:Billable NRP's use the same allocation as Net Premium).

[ ] Allocate Monthly Charges as indicated in Column C. End date for Monthly
    Charge Allocation (month/year)

(Increments of 5%,Minimum is 5%,Each column must total 100%.)

A                       B                   C
Net                   Single              Monthly
Premium                NRP                Charges
           %                        %                % Growth
-----------   ----------------------   --------------
           %                        %                % Bond
-----------   ----------------------   --------------
           %                        %                % Money Market
-----------   ----------------------   --------------
           %                        %                % Asset Allocations
-----------   ----------------------   --------------
           %                        %                % Mortgage Securities
-----------   ----------------------   --------------
           %                        %                % Index 500
-----------   ----------------------   --------------
           %                        %                % Capital Appreciation
-----------   ----------------------   --------------
           %                        %                % Guaranteed Principal Account
-----------   ----------------------   --------------
           %                        %                % International Stock
-----------   ----------------------   --------------
           %                        %                % Small Company
-----------   ----------------------   --------------
           %                        %                % Value Stock Growth
-----------   ----------------------   --------------
           %                        %                % Small Company Value
-----------   ----------------------   --------------
           %                        %                % Global Bond
-----------   ----------------------   --------------
           %                        %                % Index 400 Mid-Cap
-----------   ----------------------   --------------
           %                        %                % Macro-Cap Value
-----------   ----------------------   --------------
           %                        %                % Micro-Cap Growth
-----------   ----------------------   --------------
           %                        %                % Real Estate Securities
-----------   ----------------------   --------------
           %                        %                % Templeton Developing Markets Fund
-----------   ----------------------   --------------
           %                        %                % Janus Aspen Series Capital Appreciation Portfolio- Srv Sh(degree)
-----------   ----------------------   --------------
           %                        %                % Janus Aspen Series International Growth Portfolio- Srv Sh(degree)
-----------   ----------------------   --------------
           %                        %                % Fidelity VIP Contrafund(R)Portfolio:SC2*
-----------   ----------------------   --------------
           %                        %                % Fidelity VIP Equity-Income Portfolio:SC2*
-----------   ----------------------   --------------
           %                        %                % Fidelity VIP Mid Cap Portfolio:SC2*
-----------   ----------------------   --------------
           %                        %                % Other
-----------   ----------------------   --------------       --------------------
           %                        %                % Other
-----------   ----------------------   --------------       --------------------
           %                        %                % Other
-----------   ----------------------   --------------       --------------------

Janus Footnote(degree)= Invests in Aspen Series Service Shares       Fidelity Footnote* = Invests in Service Class 2 Shares

F.MHC-48653 Rev.1-2000

                                     1 of 3

--------------------------------------------------------------------------------
Policyowners Name (Please Print)
SYSTEMATIC TRANSFER (Dollar Cost Averaging)
[ ] Start a Systematic Transfer of funds (complete each the following sections).
    Transfer Option (Minimum transfer lesser of $250 or the account balance).

        Select one of the following:
        [ ]                   units from the               Account.(Units must be a positive whole number.)
            -----------------                -------------
        [ ]                   from the                     Account.(Must be a positive whole number.)
            -----------------          -------------------

Transfer Allocation (Increments of 1%,Minimum is 1%,Must total 100%.)
Note: Indicate dollar amounts only if transfer amount is indicated above as a dollar amount. Allocate the amount transferred as follows:

         Dollar Amount    or    Percent
        $                                  % Growth
         --------------       -------------
        $                                  % Bond
         --------------       -------------
        $                                  % Money Market
         --------------       -------------
        $                                  % Asset Allocations
         --------------       -------------
        $                                  % Mortgage Securities
         --------------       -------------
        $                                  % Index 500
         --------------       -------------
        $                                  % Capital Appreciation
         --------------       -------------
        $                                  % Guaranteed Principal Account
         --------------       -------------
        $                                  % International Stock
         --------------       -------------
        $                                  % Small Company
         --------------       -------------
        $                                  % Value Stock Growth
         --------------       -------------
        $                                  % Small Company Value
         --------------       -------------
        $                                  % Global Bond
         --------------       -------------
        $                                  % Index 400 Mid-Cap
         --------------       -------------
        $                                  % Macro-Cap Value
         --------------       -------------
        $                                  % Micro-Cap Growth
         --------------       -------------
        $                                  % Real Estate Securities
         --------------       -------------
        $                                  % Templeton Developing Markets Fund
         --------------       -------------
        $                                  % Janus Aspen Series Capital Appreciation Portfolio -- Srv Sh/0/
         --------------       -------------
        $                                  % Janus Aspen Series International Growth Portfolio -- Srv Sh/0/
         --------------       -------------
        $                                  % Fidelity VIP Contrafund(R)Portfolio:SC2*
         --------------       -------------
        $                                  % Fidelity VIP Equity-Income Portfolio:SC2*
         --------------       -------------
        $                                  % Fidelity VIP Mid Cap Portfolio:SC2*
         --------------       -------------
        $                                  % Other
         --------------       -------------       --------------------
        $                                  % Other
         --------------       -------------       --------------------
        $                                  % Other
         --------------       -------------       --------------------
Frequency
    [ ] Monthly  [ ] Quarterly  [ ] Semi-annually  [ ] Annually
Transfer Date (10th or 20th only)
    [ ] 10th     [ ] 20th    Starting         (Month & Year)   Ending          (Month & Year)
                                     ---------                       ----------
SYSTEMATIC REBALANCING (Automatic Rebalancing)
[ ] Start Systematic Rebalancing.
    Minimum total balance in affected accounts must be $500 for rebalance to occur.
    Will occur on the 25th of the affected months.
    Frequency:   [ ] Quarterly  [ ] Semi-annually  [ ] Annually
Rebalance allocation:(Must select at least 2 accounts.Increments of 1%, Minimum is 0%, Must total 100%.)
             % Growth                                                              % Index 400 Mid-Cap
-------------                                                        --------------
             % Bond                                                                % Macro-Cap Value
-------------                                                        --------------
             % Money Market                                                        % Micro-Cap Growth
-------------                                                        --------------
             % Asset Allocations                                                   % Real Estate Securities
-------------                                                        --------------
             % Mortgage Securities                                                 % Templeton Developing Markets Fund
-------------                                                        --------------
             % Index 500                                                           % Janus Aspen Cap App -- Srv Sh/0/
-------------                                                        --------------
             % Capital Appreciation                                                % Janus Aspen Int Grth -- Srv Sh/0/
-------------                                                        --------------
             % Guaranteed Principal Account                                        % Fidelity VIP Contrafund/r/Portfolio:SC2*
-------------                                                        --------------
             % International Stock                                                 % Fidelity VIP Equity-Income:SC2*
-------------                                                        --------------
             % Small Company                                                       % Fidelity VIP Mid Cap Portfolio:SC2*
-------------                                                        --------------
             % Value Stock Growth                                                  % Other
-------------                                                        --------------       --------------------
             % Small Company Value                                                 % Other
-------------                                                        --------------       --------------------
             % Global Bond                                                         % Other
-------------                                                        --------------       --------------------
Dates: Start Date             (Month & Year)                         End Date         (Month & Year)
                 -------------                                               ---------
Janus Footnote/0/= Invests in Aspen Service Shares                    Fidelity Footnote* = Invests in Class 2 Shares
                                                                                                         F.MHC-48653-2 Rev.1-2000

                                     2 of 3

--------------------------------------------------------------------------------
Policyowners Name (Please Print)

INVESTMENT SUITABILITY -- TO BE COMPLETED BY POLICYOWNER

NASD rules require inquiry concerning the financial condition of individuals applying for variable policies. The proposed Policyowner must supply such information so that an informed judgment may be made as to the suitability of the investment for the Policyowner.

1.  Employer                                        Address
            ----------------------------------------       --------------------------------------------------------
    Occupation                                      Years Employed
              --------------------------------------              -------------------------------------------------

2.  Are you an employee of Minnesota Life or a subsidiary?                                         [ ] Yes    [ ] No

3.  Are you a spouse or dependent child of an employee of Minnesota Life or a subsidiary?          [ ] Yes    [ ] No

4.  Are you an employee of a NASD firm?                                                            [ ] Yes    [ ] No

5.  Are you of legal age in the state of your mailing address?                                     [ ] Yes    [ ] No

6.  Dependents: [ ] Spouse    [ ] Children   How many?        Ages
                                                      --------    --------------
7.  Approximate: Annual Income $                    Assets $         Debt $               Tax Bracket               %
                                --------------------        ---------      ---------------           ---------------
8.  Who will be primarily responsible for paying the premium?
                                                             --------------------------------------------------------
9.  Face amount of life insurance in force $
                                             ------------------------------
10. Asset Breakdown:

    Savings                  $                            Balanced/Total Return Funds       $
                              ---------------------                                          ---------------------
    Insurance Cash Values    $                            Stock Funds                       $
                              ---------------------                                          ---------------------
    Real Estate              $                            Bond Funds                        $
                              ---------------------                                          ---------------------
    Business Interests       $                            Individual Stock                  $
                              ---------------------                                          ---------------------
    Retirement Funds         $                            Individual Bonds                  $
                              ---------------------                                          ---------------------
    Other                    $
         --------------       ---------------------

11. Ranking of Investment Objectives (Rank 1-- 5, in order of importance;1 is "most important")

                  Capital Preservation/Conservative Income                           Growth
------------------                                                 ------------------
                  Current Income                                                     Aggressive Growth
------------------                                                 ------------------
                  Total Return/Conservative Growth
------------------

12. Risk Tolerance (Check one):
    [ ] Low Risk     [ ] Moderate Risk     [ ] High Risk

13. Did you receive the current Variable Adjustable Life and the Funds Prospectuses for the
    product you are applying for?      [ ] Yes      [ ] No

14. The Fund Prospectuses refer to a Statement of Additional Information. Please indicate below if you would like to request the Statement of Additional Information for the following funds:

[ ] Advantus    [ ] Templeton   [ ] Janus   [ ] Fidelity

--------------------------------------------------------------------------------
For Registered Principal Use Only
Suitability accepted by Registered Principal                    Date
                                            -----------------------    ---------

                                                       F.MHC-48653-3 Rev. 1-2000

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